SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2009


                             Sienna Resources, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     333-152023                26-1657084
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

         70160 Sun Valley Drive
           Rancho Mirage, CA                                       92270
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 760-799-6688

                                       N/A
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to rule 14a - 12 under the Exchange Act (17
    CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d - 2(b) under the
    Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e - 4(c) under the
    Exchange Act (17 CFR 240.13e - 4(c))

ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 23, 2009, George Stewart, CPA ("Stewart") was appointed as the independent auditor for Sienna Resources, Inc. (the "Company") commencing with the period ending March 31, 2009, and Laurence Scharfman & Co., CPA ("Scharfman") were dismissed as the independent auditors for the Company as of April 23, 2009. The decision to change auditors was approved by the Board of Directors on April 23, 2009.

     The report of Scharfman regarding the Company's financial statements for the fiscal year ended March 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern. During the year ended March 31, 2008 and during the period from the end of the most recently completed fiscal year (March 31, 2008) through April 23, 2009, the date of dismissal, there were no disagreements with Scharfman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Scharfman would have caused it to make reference to such disagreements in its reports.

     The Company provided Scharfman with a copy of the Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that Scharfman furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated April 23, 2009, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on April 28, 2009.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Descriptions
-----------                   ------------

  16.1              Letter from Former Accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENNNA RESOURCES, INC.


/s/ Julie Carter
--------------------------------
Julie Carter
President

April 28, 2009